UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported) April 4, 2006

CHINA DIGITAL COMMUNICATION GROUP
(Exact Name of Registrant as Specified in Its Charter)
NEVADA
(State or Other Jurisdiction of Incorporation)
000-49715	91-2132336
(Commission File Number)	(IRS Employer Identification No.)

Number 2222. Jin Tian Road. An Lian
Building 15th
Floor A-01 and A-02. Futian,
Shenzhen, China 518026
(Address of Principal Executive Offices)(Zip Code)

86-755-2698-3767
(Registrant's Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

        Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

        China Digital Communication Group (the “Company”) announced that Chang Chun Zheng resigned as Chairman and Chief Executive Officer of the Company effective April 4, 2006. The board of directors of the Company has appointed Yu Xi Sun, the Company’s current President, to serve as interim Chairman and Chief Executive Officer. Ms. Sun will also continue to serve as President of the Company. A copy of the Company’s press release is attached hereto as Exhibit 99.1 and is incorporated by reference herein.

Item 9.01	Financial Statements and Exhibits.

(a)     Financial Statements of Business Acquired.

          Not applicable.

(b)     Pro Forma Financial Information.

          Not applicable.

(c)     Exhibits.

99.1	Press Release of the China Digital issued on April 4, 2006.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 10, 2006	CHINA DIGITAL COMMUNICATION GROUP
By: Yu Xi Sun
Name: Yu Xi Sun Title: President and Chief Executive Officer